UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 15, 2011

FIVE STAR QUALITY CARE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-16817	04-3516029
(Commission File Number)	(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts 02458

(Address of Principal Executive Offices)        (Zip Code)

617-796-8387

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K, the terms “we”, “us”, and “our” refer to Five Star Quality Care, Inc. and its consolidated subsidiaries, unless otherwise noted, and “SNH” refers to Senior Housing Properties Trust and its applicable subsidiaries.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS.  ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE”, OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. OUR ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS, INCLUDING SOME THAT ARE BEYOND OUR CONTROL.  FOR EXAMPLE:

•                  THE PENDING ACQUISITION OF A SENIOR LIVING COMMUNITY BY SNH AND THE EXPECTATION THAT WE WILL MANAGE THIS COMMUNITY IS CONTINGENT UPON VARIOUS CLOSING CONDITIONS, INCLUDING REGULATORY AND OTHER THIRD PARTY APPROVALS.  ACCORDINGLY, SNH’S PURCHASE OF THIS COMMUNITY AND OUR MANAGEMENT OF THIS COMMUNITY MAY BE DELAYED OR MAY NOT OCCUR, AND

•                  THIS CURRENT REPORT ON FORM 8-K STATES THAT THE TERMS OF VARIOUS TRANSACTIONS BETWEEN US AND SNH WERE REVIEWED AND APPROVED BY SPECIAL COMMITTEES OF EACH OF OUR BOARD OF DIRECTORS AND SNH’S BOARD OF TRUSTEES COMPOSED SOLELY OF INDEPENDENT DIRECTORS OR TRUSTEES WHO ARE NOT ALSO DIRECTORS OR TRUSTEES OF THE OTHER PARTY TO THE TRANSACTION, AND THAT SUBSEQUENT SIMILAR AGREEMENTS WERE APPROVED BY OUR INDEPENDENT DIRECTORS AND BOARD OF DIRECTORS AND BY SNH’S INDEPENDENT TRUSTEES AND BOARD OF TRUSTEES.  AN IMPLICATION OF THESE STATEMENTS MAY BE THAT THE TERMS OF THESE TRANSACTIONS ARE AS FAVORABLE TO US AS THOSE WE COULD OBTAIN IN SIMILAR TRANSACTIONS WITH UNRELATED THIRD PARTIES.  HOWEVER, DESPITE THESE PROCEDURAL SAFEGUARDS, WE COULD STILL BE SUBJECTED TO CLAIMS CHALLENGING THESE TRANSACTIONS BECAUSE OF THE MULTIPLE RELATIONSHIPS AMONG US AND SNH AND THEIR RELATED PERSONS AND ENTITIES, AND DEFENDING SUCH CLAIMS COULD BE EXPENSIVE AND DISTRACTING TO MANAGEMENT REGARDLESS OF THE MERITS OF SUCH CLAIMS.

THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, OR THE SEC, INCLUDING UNDER “RISK FACTORS” IN OUR PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN OUR FORWARD LOOKING STATEMENTS.  OUR FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

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Item 8.01.  Other Events.

As previously reported in our Current Report on Form 8-K dated May 13, 2011, or the May 13th Current Report, and our Current Report on Form 8-K dated October 3, 2011, or the October 3rd Current Report, we agreed to purchase the majority of the assets of six senior living communities located in Indiana, or the Indiana Communities, pursuant to a series of purchase and sale agreements dated March 18, 2011, as amended.  As of September 29, 2011, we completed our acquisitions of the majority of the assets of the Indiana Communities for an aggregate purchase price of $122.8 million, excluding closing costs.  We funded these acquisitions with a portion of the proceeds of a public offering of our common stock which we completed in June 2011, or the Public Offering, with net borrowings of $48.0 million under a bridge loan, or the Bridge Loan, from SNH, by assuming approximately $19.3 million of mortgage notes secured by three of the Indiana Communities, by assuming net working capital liabilities of the Indiana Communities, and with cash on hand.  The October 3rd Current Report contains financial statements and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K in connection with the matters reported in the May 13th Current Report.  Our acquisitions of the Indiana Communities, the Bridge Loan and the Public Offering are more fully described in the May 13th Current Report, the October 3rd Current Report and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2011, or our Quarterly Report.

As previously reported in our Quarterly Report, SNH agreed to purchase nine senior living communities that were operated by Vi® as Classic Residence communities and were formerly operated as Classic Residence by Hyatt® communities.  On December 15, 2011, SNH purchased eight of the nine communities, or the Acquired Communities, located in Florida, Maryland, Nevada, New Jersey and Texas.

On December 15, 2011, we entered into long term management contracts with SNH for us to manage for SNH’s account seven of the Acquired Communities on terms substantially similar to the terms of the existing long term management contracts we have with SNH to manage 14 other existing senior living communities owned by SNH.  The new management contracts for these seven Acquired Communities were pooled with the existing management contracts for the 14 communities and with one additional management contract we have with SNH for a community that SNH recently acquired, which is further described below, under the pooling agreement we previously entered into with SNH, or the Pooled Management Contracts.

In connection with SNH’s acquisition of the eighth Acquired Community, on December 15, 2011, we also entered an agreement with SNH to manage this community on substantially similar terms as those of the Pooled Management Contracts, with certain adjustments to reflect that community’s status as an independent living community, or the IL Management Contract.  The IL Management Contract was not pooled with the Pooled Management Contracts.

We expect to manage the one remaining Vi® community not yet acquired by SNH, if and when SNH purchases this community, pursuant to a long term management contract with SNH on substantially similar terms as the Pooled Management Contracts.  SNH has advised us that it expects the purchase of this community to be delayed into 2012 because of required regulatory and other third party approvals, including obtaining healthcare licensing approval from the state of New York.  In addition, SNH has

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advised us that the purchase of this community is subject to various other closing conditions.  We can provide no assurance as to when we will begin to manage this community for SNH, if at all.

Also, SNH recently acquired a senior living community with 57 units located in Walnut Creek, California.  As discussed above, we entered into a long term management contract with SNH for us to manage this community for SNH’s account, which management contract is pooled under the pooling agreement and is included within the Pooled Management Contracts.  The terms of the management contract for this community are substantially similar as those for the other Pooled Management Contracts.

The descriptions of the Pooled Management Contracts, the pooling agreement and the IL Management Contract are not complete and are subject to and qualified in their entireties by reference to a representative form of Pooled Management Contract and copy of the pooling agreement, filed as Exhibits 10.17 and 10.18 to the May 13th Current Report and to the representative form of accession agreement filed as Exhibit 10.1 to this Current Report on Form 8-K, each of which is incorporated herein by reference.

Information Regarding Certain Relationships and Related Transactions

SNH is our former parent company and our largest landlord, and we manage senior living communities for SNH.  SNH is also our largest stockholder and, as of the date of this report, SNH owned 4,235,000 of our shares of common stock, which represents approximately 8.8% of our outstanding shares of common stock.

Reit Management & Research LLC, or RMR, provides management services to both us and SNH.  One of our Managing Directors, Barry Portnoy, is Chairman and majority owner of RMR and serves as managing trustee of SNH.  Our other Managing Director, Gerard Martin, is a director of RMR.  Our President and Chief Executive Officer, our Treasurer and Chief Financial Officer, and our Vice President, General Counsel and Secretary are officers of RMR.  Mr. Portnoy’s son, Adam Portnoy, is an owner, President, Chief Executive Officer and a director of RMR and serves as a managing trustee of SNH.  SNH’s executive officers are officers of RMR and SNH’s president and chief operating officer is also a director of RMR.  Some of our Independent Directors also serve as independent directors or independent trustees of other public companies to which RMR provides management services.  Mr. Portnoy serves as a managing director or managing trustee of those companies and his son serves as a managing trustee of a majority of those companies.

The terms of the initial Pooled Management Contracts were reviewed and approved by special committees of each of our Board of Directors and SNH’s board of trustees composed solely of Independent Directors or independent trustees who are not also directors or trustees of the other party.  The terms of the subsequent Pooled Management Contracts and the IL Management Contract were approved by our Independent Directors and Board of Directors and by the independent trustees and board of trustees of SNH.

We currently own approximately 14.29% of Affiliates Insurance Company’s, or AIC’s, outstanding equity.  The other shareholders of AIC are RMR and five other companies, including SNH, to which RMR provides management services, each of which owns approximately 14.29% of AIC’s outstanding equity.  All of our Directors, all of the trustees and directors of the other publicly held AIC shareholders and nearly all of the directors of RMR currently serve on the board of directors of AIC.  RMR provides management and administrative services to AIC.  In 2010, AIC designed a combination property insurance program for us and other AIC shareholders in which AIC participated as a reinsurer.  This program was modified and extended in June 2011 for a one year term.

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For more information about these and other relationships among us, our Directors, our executive officers, SNH, RMR, AIC, other companies to which RMR provides management services, and others affiliated with or related to them and about the risks which may arise as a result of those and other related person transactions and relationships, please see our Annual Report on Form 10-K for the year ended December 31, 2010, or our Annual Report, our Proxy Statement for our 2011 Annual Meeting of Stockholders dated February 23, 2011, or our Proxy Statement, our Quarterly Report, and our other filings with the SEC, including the sections captioned “Business”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” in our Annual Report, the sections captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” in our Quarterly Report, and the information regarding our Directors and executive officers and the section captioned “Related Person Transactions and Company Review of Such Transactions” in our Proxy Statement.  In addition, please see the “Risk Factors” section of our Annual Report for a description of risks which may arise from these transactions and relationships.  Our filings with the SEC, including our Annual Report, our Quarterly Report and our Proxy Statement, are available at the SEC’s website at www.sec.gov.  In addition, copies of certain of our agreements with these parties are also publicly available as exhibits to our public filings with the SEC and accessible at the SEC’s website, including our lease agreements, Bridge Loan agreement and form of Pooled Management Contract and related pooling agreement we have with SNH and our business management and shared services agreement with RMR.

Item 9.01.  Financial Statements and Exhibits.

This Current Report on Form 8-K includes pro forma financial data for us, giving effect to our acquisition of the majority of the assets of the Indiana Communities (unaudited).  This pro forma financial data is not necessarily indicative of the expected results of operations for any future period.  Differences could result from numerous factors, including competition in our business, changes to rates under Medicare and Medicaid reimbursement programs, our ability to successfully attract residents to our communities, our ability to control operating expenses, changes in our capital structure and other matters.  Consequently, actual future results are likely to be different than amounts presented in the historical financial statements and pro forma financial data related to these transactions and such differences could be significant.

(b)               Pro Forma Financial Information.

Introduction to Unaudited Pro Forma Condensed Consolidated Statement of Income	F-1
Unaudited Pro Forma Condensed Consolidated Statement of Income for the nine months ended September 30, 2011	F-2
Notes to Unaudited Pro Forma Condensed Consolidated Statement of Income	F-3

(d)               Exhibits.

10.1                           Representative form of Accession Agreement.

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FIVE STAR QUALITY CARE, INC.

Introduction to Unaudited Pro Forma Condensed Consolidated Statement of Income

The following unaudited pro forma condensed consolidated statement of income is based on the historical combined statements of income of the Indiana Communities and on our historical consolidated statements of income as adjusted to give effect to our acquisitions of the majority of the assets of the Indiana Communities.  The unaudited pro forma statement of income for the nine months ended September 30, 2011 gives effect to the following transactions as if they had occurred as of January 1, 2011: (i) our acquisition of the majority of the assets of the Indiana Communities; (ii) our assumption of $19.3 million of mortgage notes with respect to three of the Indiana Communities; (iii) our net borrowings of $48.0 million under the Bridge Loan in connection with our acquisition of the assets of these Indiana Communities; (iv) our assumption of net working capital liabilities of the Indiana Communities; and (v) the Public Offering, which raised net proceeds of approximately $54.0 million. This unaudited pro forma condensed consolidated statement of income should be read in connection with our financial statements for the nine months ended September 30, 2011, included in our Quarterly Report.

This unaudited pro forma condensed consolidated statement of income is provided for informational purposes only and is not necessarily indicative of our results of operations for any future period.  In the opinion of management, all adjustments necessary to reflect the effects of the transactions described in the notes to the unaudited pro forma condensed consolidated statement of income have been included.  Differences could result from numerous factors, including competition in our business, changes to rates under Medicare and Medicaid reimbursement programs, our ability to successfully attract residents to our communities, our ability to control operating expenses, changes in our capital structure and other matters.  Consequently, actual future results are likely to be different from amounts presented in the unaudited pro forma condensed consolidated statement of income and such differences could be significant.

FIVE STAR QUALITY CARE, INC.

Unaudited Pro Forma Condensed Consolidated Statement of Income

Nine Months Ended September 30, 2011

(in thousands, except per share amounts)

	Nine Months Ended September 30, 2011
	As Reported	Indiana Communities (A)	Adjustments		Pro forma
Revenues:
Senior living revenue	$803,647	$12,949	$—		$816,596
Rehabilitation hospital revenue	78,235	—	—		78,235
Institutional pharmacy revenue	57,824	—	—		57,824
Management fee revenue	383	—			383
Reimbursed costs incurred on behalf of managed communities	8,887	—	—		8,887
Total revenues	948,976	12,949	—		961,925

Operating expenses:
Senior living wages and benefits	398,975	2,779	(201	)(B)	401,553
Other senior living operating expenses	193,123	4,449	(81	)(B)	197,490
Costs incurred on behalf of managed communities	8,887	—	—		8,887
Rehabilitation hospital expenses	70,798	—	—		70,798
Institutional pharmacy expenses	56,003	—	—		56,003
Rent expense	145,480	—	—		145,480
General and administrative	42,242	803	(726	)(C)	42,319
Depreciation and amortization	14,779	1,031	2,332	(D)	18,142
Total operating expenses	930,287	9,062	1,324		940,673

Operating income	18,689	3,887	(1,324)		21,253
Interest, dividend and other income	1,017	—	—		1,017
Interest and other expense	(2,405)	(2,044)	(79	)(E)	(4,528)
Acquisition related costs	(1,530)	—	—		(1,530)
Equity in income of Affiliates Insurance Company	111	—	—		111
Gain on sale of available for sale securities and extinguishment of debt	657	—	—		657
Income from continuing operations before income taxes	16,539	1,844	(1,403)		16,980
Provision for income taxes	(1,006)	—	(58	)(F)	(1,064)

Income from continuing operations	$15,533	$1,844	$(1,461)		$15,916

Weighted average shares outstanding - basic	40,294		7,245	(G)	47,539

Weighted average shares outstanding - diluted	43,169		7,245	(G)	50,414

Basic income per share from continuing operations	$0.39				$0.33
Diluted income per share from continuing operations	$0.38				$0.33

See accompanying notes to unaudited pro forma condensed consolidated statement of income.

FIVE STAR QUALITY CARE, INC.

Notes to Unaudited Pro Forma Condensed Consolidated Statement of Income

(in thousands, except per share amounts)

Unaudited Pro Forma Condensed Consolidated Statement of Income Adjustments for the Nine Months Ended September 30, 2011

(A)                  Represents the historical revenues and operating expenses for (1) the period between January 1, 2011 and May 31, 2011 prior to our acquisition of the majority of the assets of the two Indiana Communities we acquired on June 1, 2011; (2) the period between January 1, 2011 and June 30, 2011 prior to our acquisition of the majority of the assets of the one Indiana Community we acquired on July 1, 2011; and (3) the period between January 1, 2011 and September 28, 2011 prior to our acquisition of the majority of the assets of the three Indiana Communities we acquired on September 29, 2011.

(B)                    Represents the Indiana Communities’ nonrecurring historical operating expenses directly attributable to the transaction.

(C)                    Represents the elimination of historically incurred management fees of the Indiana Communities and the addition of our business management and shared services fee under our business management and shared services agreement with RMR, applicable to the operations of the Indiana Communities, calculated as follows:

General and Administration
Elimination of historical amounts		$(803)
Business management and shared service fee:
Pro forma revenues	$12,949
Contract rate	0.6%	77
Total adjustment		$(726)

(D)                   Represents the elimination of historical depreciation and amortization expense relating to the Indiana Communities and the addition of our estimated depreciation expense based on the purchase price and our estimated useful lives of 7-40 years, calculated as follows:

Depreciation:
Elimination of historical amounts	$(1,031)
Our depreciation:
Building depreciation (40 yrs)	2,002
Equipment depreciation (7 yrs)	1,361
Total adjustment	$2,332

FIVE STAR QUALITY CARE, INC.

Notes to Unaudited Pro Forma Condensed Consolidated Statement of Income

(in thousands, except per share amounts)

(E)                     Represents the elimination of certain historical interest and other associated expenses related to the Indiana Communities for the indebtedness not assumed by us.  The adjustment also reflects interest expense related to the Indiana Communities funded with borrowings under the Bridge Loan at our September 30, 2011 borrowing rate of 2.8% per annum, as if these transactions occurred on January 1, 2011.  The interest expense adjustment is calculated as follows:

Debt Interest
Elimination of historical amounts	$(2,044)
Our interest:
Interest expense on assumed mortgage notes	1,034
Amortization of mortgage premium	81
Interest expense on $48,000 related to proceeds of our Bridge Loan at an annual rate of 2.8%	1,008
Total adjustment	$79

(F)                     The pro forma tax provision is based on a blended effective federal and state income tax rate of 13.2%.

(G)                    In June 2011, we issued 11,500 of our common shares in the Public Offering, raising net proceeds of approximately $53,953.  We used proceeds from the Public Offering to repay outstanding borrowings under the Bridge Loan and subsequently to fund a portion of the cash purchase price of the assets of the Indiana Communities we acquired after June 30, 2011.  The adjustment to our weighted average shares outstanding shows the effect on our weighted average shares outstanding for the nine months ended September 30, 2011, as if the Public Offering occurred on January 1, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIVE STAR QUALITY CARE, INC.

	By:	/s/ Paul V. Hoagland
	Name:	Paul V. Hoagland
	Title:	Treasurer and Chief Financial Officer

Dated: December 21, 2011